Acquisition of Interest and Control - Schedule of earnout sensitivity analysis (Details) - Ultragaz Comercial Ltda [member] - Stella GD Intermediação de Geração Distribuída de Energia Ltda [member]
R$ in Thousands
12 Months Ended
Dec. 31, 2023 BRL (R$)
Acquisition of Interest and Control
Goals	Accounting net cash flow and net revenue
Changes in goals	increase by 25.0 p.p.
Increase in liability	R$ 29,545
Changes in goals	decrease by 25.0 p.p
Decrease in liabilities	R$ 27,353
Percentage of reasonably possible increase in actuarial assumptions for earnout liability	25.00%
Percentage of reasonably possible decrease in actuarial assumptions for earnout liability	25.00%